Exhibit 99.1

Investor Day Presentation June 8, 2021

Confidentiality, Proprietary Information, and Forward Looking Statements Confidentiality and Disclosures This presentation has been prepared for use by Osprey Technology Acquisition Corp. (“Osprey”) and BlackSky Holdings, Inc. (“BlackSky”) in connection with their proposed business combination. This presentation is for information purposes only and is being provided to assist interested parties in making their own evaluation with respect to a potential business combination between Osprey and BlackSky and related transactions and may not be reproduced or redistributed, in whole or in part, without the prior written consent of Osprey and BlackSky. Neither Osprey nor BlackSky makes any representation or warranty as to the accuracy or completeness of the information contained in this presentation. The information in this presentation and any oral statements made in connection with this presentation are subject to change and are not intended to be all-inclusive or to contain all the information that a person may desire when evaluating the transactions contemplated in this presentation. . This presentation does not constitute either advise or a recommendation regarding any securities. This presentation and any oral statements made in connection with this presentation shall neither constitute an offer to sell nor the solicitation of an offer to buy any securities, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the proposed business combination, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdictions. Any offer to sell securities will be made only pursuant to a definitive Subscription Agreement and will be made in reliance on an exemption from registration under the Securities Act of 1933, as amended, for offers and sales of securities that do not involve a public offering. Osprey and BlackSky reserve the right to withdraw or amend for any reason any offering and to reject any Subscription Agreement for any reason. This communication is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. Forward-Looking Statements Certain statements in this presentation may constitute “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements include, but are not limited to, statements regarding Osprey’s or BlackSky’s expectations, hopes, beliefs, intentions or strategies regarding the future including, without limitation, statements regarding: (i) the size, demands and growth potential of the markets for BlackSky’s products and BlackSky’s ability to serve those markets, (ii) the degree of market acceptance and adoption of BlackSky’s products, (iii) BlackSky’s ability to develop innovative products and compete with other companies engaged in the space technology industry, (iv) BlackSky’s ability to attract customers and maintain relationships, and (v) the implied upside and implied valuation of BlackSky. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of Osprey’s registration statement on Form S-1, the proxy statement/prospectus on Form S-4 relating to the business combination, which was filed by Osprey on May 13, 2021 with the Securities and Exchange Commission (the “SEC”), and other documents filed by Osprey from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Osprey and BlackSky assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Osprey nor BlackSky gives any assurance that either Osprey or BlackSky will achieve its expectations. Use of Projections The financial projections, estimates and targets in this presentation are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Osprey’s and BlackSky’s control. While all financial projections, estimates and targets are necessarily speculative, Osprey and BlackSky believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. The assumptions and estimates underlying the projected, expected or target results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the financial projections, estimates and targets. The inclusion of financial projections, estimates and targets in this presentation should not be regarded as an indication that Osprey and BlackSky, or their representatives, considered or consider the financial projections, estimates and targets to be a reliable prediction of future events. 2 Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary.

Confidentiality, Proprietary Information, and Forward Looking Statements (cont’d) Use of Data The data contained herein is derived from various internal and external sources. All of the market data in the presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Further, no representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. Osprey and BlackSky assume no obligation to update the information in this presentation. Further, the BlackSky 2019 financial data included in this presentation were audited in accordance with private company AICPA standards. Accordingly, such information and data may not be included, may be adjusted, or may be presented differently, in any proxy statement/prospectus to be filed with the SEC. In addition, this presentation includes estimates of certain financial metrics of BlackSky that may differ from BlackSky’s actual financial metrics presented in any such proxy statement/prospectus. BlackSky is currently in the process of uplifting its financials to comply with public company and SEC requirements. Use of Non-GAAP Financial Metrics This presentation includes certain non-GAAP financial measures (including on a forward-looking basis) such as Adjusted EBITDA. These non-GAAP measures are an addition, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP. Reconciliations of non-GAAP measures to their most directly comparable GAAP counterparts are included in the Appendix to this presentation. BlackSky believes that these non-GAAP measures of financial results (including on a forward-looking basis) provide useful supplemental information to investors about BlackSky. BlackSky’s management uses forward-looking non-GAAP measures to evaluate BlackSky’s projected financials and operating performance. However, there are a number of limitations related to the use of these non-GAAP measures and their nearest GAAP equivalents, including that they exclude significant expenses that are required by GAAP to be recorded in BlackSky’s financial measures. In addition, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore, BlackSky’s non-GAAP measures may not be directly comparable to similarly titled measures of other companies. Additionally, to the extent that forward-looking non-GAAP financial measures are provided, they are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. Trademarks Osprey and BlackSky own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This presentation may also contain trademarks, service marks, trade names and copyrights of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with Osprey or BlackSky, or an endorsement or sponsorship by or of Osprey or BlackSky. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this presentation may appear without the TM, SM, ® or © symbols, but such references are not intended to indicate, in any way, that Osprey or BlackSky will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks, trade names and copyrights. Participation in Solicitation Osprey and BlackSky and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of Osprey’s shareholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed business combination of Osprey’s directors and officers in Osprey’s filings with the SEC, including Osprey’s registration statement on Form S-1, which was originally filed with the SEC on October 31, 2019. To the extent that holdings of Osprey’s securities have changed from the amounts reported in Osprey’s registration statement on Form S-1, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Osprey’s shareholders in connection with the proposed business combination is set forth in the proxy statement/prospectus on Form S-4 for the proposed business combination, which was filed by Osprey on May 13, 2021 with the SEC. Investors and security holders of Osprey and BlackSky are urged to read the proxy statement/prospectus and other relevant documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about the proposed business combination. Investors and security holders will be able to obtain free copies of the proxy statement and other documents containing important information about Osprey and BlackSky through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Osprey can be obtained free of charge by directing a written request to Osprey Technology Acquisition Corp. 1845 Walnut Street, Suite 1111, Philadelphia, PA 19103. Right This presentation is not a substitute for the registration statement or for any other document that Osprey may file with the SEC in connection with the Potential Business Combination. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. 3 Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary.

Today’s Agenda Introduction and Transaction Overview 5 Market Opportunity and Competitive Landscape 24 BlackSky’s AI-driven SaaS Platform 32 Competitive Advantages 42 Financial Performance 51 Concluding Remarks 59 4 Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary.

Introduction and Transaction Overview Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary.

Today’s Presenters Brian O’Toole Brian Daum Chief Executive Officer Chief Financial Officer 6 Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary.

Transaction Overview

Transaction Size	▪ Osprey Technology Acquisition Corp. (NYSE: SFTW) is a publicly listed special purpose acquisition company with ~$318m cash in trust ▪ Raised $180m of PIPE commitments, including $20m from Osprey affiliates
Capital Structure	▪ Pro forma for the transaction, BlackSky will have in excess of $445m in cash to enhance operations, growth and profitability
Pro Forma Ownership(1)	▪ ~57% existing BlackSky shareholders ▪ ~30% SPAC and founder shares ▪ ~13% PIPE investors ▪ All primary shares
Expected Timing	▪ S-4 first filed on May 13th ▪ Transaction expected to close in Q3

($ in millions)

Sources	Amount	%
Seller Rollover	$925	*63%*
SPAC Cash in Trust	318	*21%*
Additional PIPE Equity	180	*12%*
Founder Shares(2)	55	*4%*
Total sources	**$1,478**	***100%***

Uses	Amount	%
Seller Rollover	$925	*63%*
Cash to Balance Sheet	445	*30%*
Founder Shares(2)	55	*4%*
Estimated Fees and Expenses	53	*4%*
Total uses	**$1,478**	***100%***

Note: Assumes no redemptions from the public shareholders of SFTW.
(1) The percentages set forth herein are contingent on certain assumptions, including, but not limited to, Osprey's share price and redemptions as of closing, the final closing date of the business combination transaction, the form of certain consent obligations and the final closing date and full subscription of BlackSky's ongoing rights offering.
(2) Represents Sponsor's holdings of Class A common stock subsequent to the one-for-one conversion of Sponsor's Class B common stock into Class A common stock immediately prior to the consummation of the merger, excluding ~2.4m shares of the newly issued Class A common stock subject to lock-up arrangements in effect until common stock price achieves certain targets or the shares are otherwise forfeited.

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Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary

BlackSky is an AI-driven SaaS platform powered by our proprietary space network, delivering real-time information, insights and analytics 8 Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary.

The Evolution of the Industry: Real-time Information, Insights and Analytics Digital Web Mapping GPS-enabled Real-time Mapping Services Navigation Information and Insights 2000 2005 2010 2020+ 9 Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary.

From Seeing the Earth To Understanding Change From Legacy Foundational Systems… To AI and ML Enhanced Networks From Mapping and Routing… To Monitoring What Matters Most to You From Slow and Static Data… To Real-Time Intelligence 10 Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary.

Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary.

BlackSky – Investment Highlights

Proprietary, AI-driven SaaS Platform and Space Network	**A First Mover**
Large and Expanding Market Opportunity	**$40bn+ TAM(1)**
Underserved Commercial Market for Space Data and Analytics	**TAM Expansion**
Fully Operational, Vertically Integrated Infrastructure	**Wide Moat**
Near-term, High Visibility Pipeline and Revenue Growth	**$2.5bn Pipeline**
High Margin, Scalable Financial Profile	**80% Gross Margins at Scale(2)**



(1) Estimated TAM represents 2025, based on third party reports and management estimates.
(2) At scale defined as 2025E.

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Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary

BlackSky Delivers Real-time Insights, Information and Analytics Monitor the World Detect and Analyze in Real-time Global Activity Proprietary Data Lake Understand and Predict Change 13 Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary.

BlackSky’s AI-driven SaaS Platform is Disrupting an Inefficient Industry Current Market is Highly Fragmented AI-driven SaaS Platform Delivering Insights, Information and Analytics Consultants / Experts From / To Data Providers Geospatial Analyst End User End User Software Providers ï,§ Slow and inefficient processï,§ Easy to use self-service web-based platformï,§ High cost of ownershipï,§ Dramatically lower total cost of ownership ï,§ Extensive development and data acquisition cyclesï,§ Reduced time to insights 14 Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary.

BlackSky is Revolutionizing the Customer Experience $120K $12K for imagery in From / To for on-demand 2-3 days imagery insights in ~90 minutes Current Experience: Outdated and Inefficient 1. Call customer service 7. Give image to analyst 2. Wait for collection 8. Import image into 1. Log in to SaaS feasibility analysis software 2. Select data feed 3. Get a quote 9. Generate report 3. Receive automated alerts 4. Order image 10. Analyze report 4. Insights in under 2 hours 5. Wait 2 to 3 days 11. Deliver report 6. Get image 12. Integrate into workflows Note: Estimated monthly cost for daily imagery collection / analytics based on comparison of BlackSky and legacy mapping company pricing incorporating priority tasking requirements to ensure collection and minimum area ordering requirements (25km2 minimum for BlackSky vs. 100km2 for legacy companies). Legacy companies reviewed include Maxar, Airbus and others. 15 Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary.

D&I Use Case: Regional Capacity

Major Ministry of Defense

Business Requirement

- Persistent imaging to monitor key facilities and military activity over neighboring country
- Rapid revisit, low-latency and then tip & cue higher resolution satellites

BlackSky's Disruptive Solution

- Assurance of service level agreements
- Non-preemptible tasking, powerful planning tools
- Ability to add object detection and change
- Annual subscription

Current Market Approach

- Polar orbit satellites with imaging windows, insufficient capacity and latency

Addressable D&I Market

($ in billions)


$5.2
$10.4
2020
2025



Source: Third party reports and management estimates.
Note: D&I stands for Defense & Intelligence.

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Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary

Commercial Use Case: Energy

$100bn+ Oil and Gas Company

Business Requirement

- Global oil and gas company using geospatial data in the Security Operations Center (SOC) to monitor oil fields, tank farms, and to respond to natural disasters and crises

BlackSky's Disruptive Solution

- Provide on-demand imaging and analytics through a SaaS platform
- Automated site monitoring with change detection and alerts
- On-demand with preferred tasking for crisis event monitoring
- Annual subscription

Current Market Approach

- Buy satellite data and integrate internally
- Current imagery provider takes 3 weeks for average delivery (tasking to delivery) which does not meet response to critical events / natural disasters

Addressable Commodities / Natural Resources / Mining Market

($ in billions)



$3.8
$6.7
2020
2025



55
Fortune 500 Energy Companies

Source: Third party reports and management estimates.

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Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary

Commercial Use Case: Construction

$10bn+ Global Construction Company

Business Requirement

- Monitor progress of building, warehouse and highway construction; e.g., how many miles or square feet were constructed per day
- Monitor large-scale highway and steel / concrete construction projects worldwide

BlackSky's Disruptive Solution

- Provide on-demand imaging and analytics through a SaaS platform
- Monitor construction progress, start of commercial operations, new traffic and road patterns, output activity
- Annual subscription

Current Market Approach

- Contract with local aerial company to deliver high-cost imagery (slow and sometimes unreliable)

Addressable Real Estate / Construction Market

($ in billions)


$4.6
$8.8
2020
2025



14

Fortune 500 Engineering & Construction Companies

Source: Third party reports and management estimates.

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Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary

Commercial Use Case: Natural Resources

$2bn+ Global Environmental

Business Requirement

- Monitor excessive clearing of timber, earth disturbance in / around mining sites

BlackSky's Disruptive Solution

- Provide on-demand imaging and analytics through a SaaS platform
- Daily site monitoring of dam locations to anticipate flooding – using imagery, global and local news sources and other third-party sensors

Current Market Approach

- Human inspections of remote sites to monitoring
- Transitioning to using remote sensors from space
- Current provider increasing prices and is not able to deliver daily imaging

Addressable Commodities / Natural Resources / Mining Market

($ in billions)


$3.8
$6.7
2020
2025

Source: Third party reports and management estimates.

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Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary

Commercial Use Case: Insurance

$40bn+ Insurance Company

Business Requirement

- Conduct post-disaster damage assessments
- Early damage assessments
- Prioritize search and rescue
- Post event assessments (business interruption, return to business, monitor reconstruction)

BlackSky's Disruptive Solution

- Provide on-demand imaging and analytics through a SaaS platform
- Provide affordable responsive high priority tasking with guaranteed capacity over areas of interest
- Rapid and automated damage assessment
- Annual subscription

Current Market Approach

- Highly manual process to procure high cost areal and drone imagery from multiple vendors

Addressable Financial Services / Insurance Market

($ in billions)



$1.5
$2.8
2020
2025



25
Fortune 500 Property and Casualty Insurance Companies

Source: Third party reports and management estimates.

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Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary

Strong Demand from World Class Customers Expanding Customer Base Robust Pipeline Growth High Revenue Visibility (# of customers) ($ in billions) ($ in millions) ~150 YoY Revenue Growth +4.2x $2.5 54% 91% 183% $114    $1.7 11% ~50    $0.6 $40 89% $21 9% 14    91% Jan 2020 Dec 2020 Jun 2021 2020A 2021E 2022E (1) Contracted and Follow-on Net New U.S. Defense and Intelligence International Defense and Intelligence Commercial Multiple Commercial Middle East APAC Ministry                Middle East Customers Across Ministry of Defense of Defense Ministry of Defense Variety of Industries (1) Contracted and follow-on revenue for each year represents projected estimates as of year-end of the respective previous year. 21 Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary.

2021 Year to Date Highlights

Constellation Deployment Accelerated

- Secured launches to achieve a 14 satellite constellation by year-end
- Minimal operational impact of recent Rocket Lab launch failure

Expansion of Global Sales Force; Pipeline Grows from $1.7bn to $2.5bn

- Expanded international and commercial sales team
- Launched a global reseller program
- Interest from over 30 enterprise opportunities spanning a number of verticals

Strong Demand from U.S. and International D&I Customers

- NRO EO Commercial Layer (EOCL) procurement appears to be back on track after a six month pause
- Signed a multi-year contract with a major international customer; expect to commence in Q4

Update to 2021 Revenue Outlook

- On track to double revenues in 2021 and more than double in 2022
- NRO and International contract delay is a $6m impact to 2021 revenue
- No change to 2022 forecast

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Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary

BlackSky at a Glance: Ready to Scale A First Mover ~71% ~92% 80% / 45% in Real-time 2019A – 2021E 2021E – 2025E Gross / Adj. EBITDA Insights and Analytics Revenue CAGR Revenue CAGR Margins at Scale(1) 14 $2.5bn Smallsats on Orbit Pipeline by Year-end 2021 11 $340m Satellites in Production Funding Raised(2) and / or Staged for Launch 10 ~150 40% 2014 Ground Stations Employees Employees Year of by Year-end 2021 with Clearance Incorporation (1) Adj. EBITDA Margin is a non-GAAP measure. See reconciliation of historic measure in Appendix. At scale defined as 2025E. (2) Includes both debt and equity raised since inception. 23 Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary.

Market Opportunity and Competitive Landscape Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary.

Highly Fragmented Market Ready for Disruption Space Data ï,§ Market for data, analysis and software highly fragmented ï,§ Large ecosystem without any single scale dominant category Geospatial owner Software & Analytics Geospatial ï,§ Many players provide some point Analyst solutions without addressing the End customer needs User Consultants / ï,§ Inefficient processes and high Experts cost of ownership for end users ï,§ Extensive development and data acquisition cycles 25 Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary.

Secular Mega Trends Driving High-growth Outlook Estimated TAM Secular Trends Driving Growth ($ in billions) $40+ ï,§ Defense industry shift to space-based tactical ISR ï,§ Commercial demand for real-time geospatial intelligence ï,§ Proliferation of GPS-enabled devices $13+ ï,§ Web mapping services shift to real-time updates 2020 2025 Source: Third party reports and management estimates. 26 Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary.

BlackSky has built a Platform of Critical Capabilities to Disrupt the Market Vertically Integrated Platform Revolutionize the Customer Experience SaaS Platform: modern platform for accessing and integrating information Frequency: high revisit rate imagery for persistent High Revisit monitoring and detection Smallsat Constellation Dawn-to-dusk: flexibility to monitor throughout the day and Smallsat Design in real-time and Manufacturing Multi-sensor: feed multiple sources of intelligence into single platform Proprietary Data Lake of Global Activity AI-driven Analytics: deliver answers and solutions, not just data AI-enabled SaaS Platform Real-time Intelligence: dynamic earth observation, monitoring and detection 27 Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary.

Enabling a Revolutionary Customer Experience ï,§ Increases speed to insights ï,§ Reduces high start-up, data, software and staffing costs ï,§ Lowers total cost of ownership ï,§ Integrated directly into customer workflows ï,§ Easy to use 28 Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary.

Constellation Designed for Cost Effective High Frequency Monitoring

Legacy Global Mapping



Collect the world's land mass with very high resolution and precision imagery

$100m-$300m
Cost per Satellite

Today 2022E Future
Aging Constellations Facing Capacity Constraints

0.3m
Very High Resolution

2-3/day
Average Collection Rate

(1) At scale defined as 2025E.

BLACKSKY

From / To

BLACKSKY



High frequency collection of the world's most important strategic and economic locations

$10m
Cost per Satellite

6 | 23 | 30
Today | 2023E | Future
Growing Constellation

12x+ / day Revisit at Scale
Optimized for Larger Market Demand(1)

Dawn to Dusk
Collection

29

Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary

Winning Go-to-Market Strategy Purpose Built Platform to Disrupt a Fragmented and Inefficient Market Revolutionary Customer Experience Enables Rapid Adoption and Expansion of the TAM A First Mover Advantage in Real-time Geospatial Intelligence to Capture Growing Market Demand API Access to SaaS Platform Enables Rapid Adoption through a Developer Network 30 Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary.

Q&A Session 1 31 Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary.

BlackSky’s AI-driven SaaS Platform Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary.

BlackSky's Platform

Space Network	Spectra: AI-driven SaaS	Customer Experience
BlackSky Constellation		Site Monitoring
EO / SAR Imagery	Global Database	Global Indices
Ship Data (AIS)		On-demand Tasking
News Feeds		API Toolkit
Financial / Economic Data		
Radio Frequency		
IoT		
Observe the World in Real-time	**Detect And Monitor Global Activity to Understand and Predict Change**	**Deliver Real-time Geospatial Intelligence**

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Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary

AI-Powered SaaS Platform BlackSky is Monitoring Global Activity in Real-Time 1M Observations per Day …from our proprietary data lake of… >100K Data Sources …delivering… ~18K Significant Events per Day 34 Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary.

BlackSky's Artificial Intelligence and Machine Learning Capabilities

Ingestion

Global Sensor Network



Satellite Imagery
News & Reporting
Third-Party Collection

Cataloging

Normalization



Geolocation
Temporal Synchronization
Geo-Temporal Indexing

Measurements

Enrichment



Computer Vision
Natural Language Processing
Asset Tracking

Indicators

Aggregation



Commodity Stockpiles
Utilization Rates
Infrastructure Change

Global indices

Consequence



Commodity Availability
Asset Use & Demand
Global Investment

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Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary

36 Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary.

Automated Tasking and Insights from Global Events Incident Automated Spectra AI Damage Alerts Imaging Processing Assessment Port of Beirut Damage Assessment 05 August 2020 0822 local time BlackSky Constellation 37 Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary.

High Frequency Site Monitoring Reveals Changes and Anomalies Object Identification Asset Geolocation Temporal Analysis Anomaly Alerting 38 Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary.

Intra-day Monitoring Unlocks Operational Insights

Ability to Monitor ~52K Airports

Monitored Activities

- Terminal Utilization
- Cargo Throughput
- Maintenance Activity
- Runaway Status
- Aircraft Operations

Target Markets

- Global Shippers
- Airline Investors
- Delivery & Logistics
- Military Intelligence
- Governments


Monitor Cargo Operations
Track Maintenance Levels
JAL
ANA
BLACK|SKY
Haneda Airport, Tokyo

BLACK|SKY
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Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary

Enabling Insights into Global Commodity Dynamics

Ability to Monitor
~3.6K Maritime Ports

Monitored Events

- Berth-level Occupancy
- Commodity Turnover
- Anchorage Congestion
- Port Disruptions
- Port Efficiency
- Crane Utilization

Fortune 1000 End Users

- Shippers
- Fleet Operators
- Supply Chain Analysts
- Port Operators
- Equipment Managers
- Military Intelligence


The Pilbara Ports Authority told all large vessels to clear
2021-01-25 (Updated 2021-01-25)
Port Hedland, Western Australia, Australia
Disaster
Confidence
9
High (9)
Location Certainty
10
High (10)
GeoPrecision
5
City/Town (5)
Anchorage Congestion
Berth Occupancy
BLACKSKY
Port Hedland, AU
30 January 2021
1515 local time
BlackSky Constellation

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Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary

Infrastructure Monitoring Provides Economic and Competitive Intelligence Ability to Monitor Major Global Construction Projects Monitored Activities Roofing ï,§ Construction Progress Scaffolding ï,§ Vehicles On-site ï,§ Traffic & Road Patternsï,§ Start of Commercial Ops Target Markets ï,§ Lendersï,§ Competitorsï,§ Insurance ï,§ Delivery & Logisticsï,§ Investors Tesla Giga, Austin, ï,§ Construction Texas Construction Monitoring Data Collected in 2021 BlackSky Constellation 41 Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary.

Competitive Advantages Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary.

BlackSky Has Built a Wide Competitive Moat AI-enabled SaaS 2013 2016 2018 2020 OpenWhere First SaaS BlackSky Released AI Released AI-Founded subscription acquired event services based detect OpenWhere services High-revisit Smallsat Constellation 2014 2018 2021 Commenced Launched 1st and 2nd 3rd and 4th 5th and 6th 14 smallsats demo satellite first demo smallsats smallsats smallsats on orbit development satellite on orbit on obit on orbit by year-end Satellite Design & Manufacturing 2018 2021 LeoStella JV BlackSky Shipped 2 smallsats / founded smallsats in 1st smallsat month production full production rate 43 Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary.

Fully Operational Software Technology Stack


Customer Applications
Product Application Layer
AI / ML Modules
Real-time Data Management
ETL Layer
Developer APIs
Time Series
Economic Activity Indexes
Facilities Databases
Proprietary Data Lake
Space Network
3rd Party Sensors
BlackSky Proprietary Smallsat Constellation
Other Data Sources
IoT
News and Other Sources
Global Smallsat Mission Software

- Built for Scale
- Cloud-based
- API Integration
- Open Source Best Practices
- Advanced AI Analytics
- Proprietary Data Lake

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Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary

Proprietary Data Monitoring the Monitor Global Detect & Track Actionable Earth in Real-time Activity Change Intelligence Continuously Growing Proprietary Intelligence Data Lake 45 Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary.

Operational and Expanding Space Network Constellation Size Expansion Now 2021 2023 Futureï,§ Rocket Lab agreement for 2021 in place Smallsats on Orbit 6 14 23 30 Daily Revisits 2 – 3x 3 – 8x 10x+ 24 / 7 ï,§ 11 smallsats in production and / or Delivery Timeliness < 4 hours ~90 min < 60 min < 30 min staged for launch Smallsat Capabilities Resolution Spectral Brand Mission Lifeï,§ Plan to achieve intra-hourly revisit capabilities Gen-2 1.0m Visible RGB 3 years worldwide Visible RGB / Gen-3 0.5m 4 years SWIR 46 Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary.

Operational Global Ground Architecture Autonomous Mission Operations Software Global Ground Communications 10 Ground Stations By Year-end 2021 Cloud-based Processing Platform 47 Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary.

Small Satellite Design and Manufacturing U.S.-based joint venture with Thales Alenia Space, the largest European satellite manufacturer Specialized in smallsat design and assembly Production capacity of 40 satellite per year 11 BlackSky smallsats in production and / or staged for launch Vertically Integrated Manufacturing and Design Model Accelerates Innovation Cycles and Enhances Reliability 48 Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary.

Vertically Integrated Space and AI-enabled SaaS Platform Provide Significant Competitive Advantages Incremental SaaS Platform Investments can Accelerate Land and Expand Strategy ï,§ Rapid integration of new data and analytics provides upsell opportunity Sensor and Data Agnostic SaaS Platform Creates a Marketplace for Customers to Access 3rd Party Data and Analytics API Based Access to Space Network and Proprietary Data Lake will Enable Market Growth through a Developer Community Incremental Space Network Investments can Extend and Expand Proprietary Space Network ï,§ Fully operational smallsat design and manufacturing facility enables rapid design and production of new sensorsï,§ Global space ground architecture can rapidly integrate new satellites into the real-time service 49 Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary.

Deep, Experienced BlackSky Management Team



Brian O'Toole
CEO

- Founder & CEO of OpenWhere, CTO of GeoEye, various engineering roles at GE Aerospace
- MS, Computer Engineering, Syracuse University



Brian Daum
CFO

- CFO of Motionsoft, COO & CFO of Savi Technology, various supervisory roles at E&Y; Certified Public Accountant
- BS, Accounting, Lehigh University



Peter Wegner
CTO

- CTO of Spaceflight Industries, Director of DoD Operationally Responsive Space Office
- PhD, Mech. Engineering, University of Wyoming; MS, Aerospace, Aeronautical and Astronautical Engineering, Stanford University



Patrick O'Neil
Chief Data Scientist

- Advisory Board Member for the Center for Mathematics and AI
- PhD, Mathematics, George Mason University



Nick Merski
COO

- Various engineering roles at U.S. Air Force
- MS, Systems Engineering, U.S. Air Force Institute of Technology

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Financial Performance Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary.

BlackSky’s Attractive Financial Profile High Growth, Scalable and Capital Efficient Significant Revenue Visibility from Contracted Customers $2.5bn Pipeline of Near-term Opportunities 80% Gross Margins and 45% Adj. EBITDA Margins at Scale(1) Clear Path to Profitability Osprey Merger Fully Funds Growth Plan (1) Adj. EBITDA Margin is a non-GAAP measure. See reconciliation of historic measure in Appendix. At scale defined as 2025E. 52 Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary.

BlackSky’s High Margin Business Model Imagery Services ï,§ High-revisit, on-demand satellite imaging solutions ï,§ High margin multi-year capacity contracts Data, Software and Analytics ï,§ Site and event monitoring and associated data analytics and professional service solutions ï,§ High margin Service / SaaS model Engineering and Integration ï,§ Advanced satellite / payload development programs and services to the customers integrating BlackSky’s capabilities ï,§ Fixed price contracts Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary.

Land and Expand Account Growth Strategy Major Government Customer Commercial Enterprise Customer Projected Revenue Projected Revenue $15-20m $350K-1m $10-15m $150-200K $1-2m $50-100K Year 1 Year 2 Year 3 Year 1 Year 2 Year 3 (Pilot) (Contracted) (Contracted) (Pilot) (Subscription) (Subscription) Note: Customer profiles represent notional account growth from representative major government and commercial customers. 54 Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary.

Near-term Revenue Growth Driven by Existing Customers 2020A – 2022E Revenue Walk $13 $114    ($ in millions) ï,§ 91% and 89% of 2021 and 2022 revenue from existing $61 customers ï,§ Q1 2021 revenues up 14% over prior quarter and 78% over Q1 2020(1) $4 $40    $16    $21    2020A Contracted (2) 2021 2021E Contracted (2) 2022 2022E and Follow-on Net New and Follow-on Net New Note: Numbers may not sum due to rounding. (1) Based on preliminary results. (2) Contracted and follow-on revenue for each year represents projected estimates as of year-end of the respective previous year. 55 Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary.

Expansion of Existing Contracts Drives Significant 2022 Revenue Visibility

Contracted and Follow-on

($ in millions)



$114
2022 Net New
+4.8x
+1.5x
+3.9x
+6.0x
+1.2x
+4.9x
$40
2021 Net New
Other Customers
Customer D
Customer C
Customer B
Customer A
2021E
2022E

- Major customers transition into long-term contracts for high revisit imaging capacity
- Contracts grow over time with increased capacity and additional analytics
- New 2021 customers transitioning from pilots into initial 2022 subscription contracts
- Continued high visibility revenue from other existing customers

Note: Contracted and follow-on revenue for each year represents projected estimates as of year-end of the respective previous year.

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High Visibility Five-year Sales Pipeline ($ in billions) ï,§ $2.35bn D&I pipeline, demonstrating +4.2x $2.5 product market fit for assured capacity, monitoring and SaaS analytics $1.7 ï,§ Built $150m commercial pipeline in last five months from standing start, $1.2 demonstrating significant growth and interest from commercial sector $0.6 ï,§ Go-to-market efforts yielding $800m YTD pipeline growth Jan 2020 Jun 2020 Dec 2020 Jun 2021 57 Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary.

Revenue Growth and Operating Leverage ($ in millions) Revenue Gross Profit Adj. EBITDA(1) 54% 91% 183% 98% 72% 40% 16% (13%) 20% 62% 74% 78% 80% 2% 32% 46% 45% $546    $436    Limited Marginal Costs to Scale $389 $246    $305 $177    $226 $168    $114 $72 $71 $40    $14 $21    $2 ($3) $8 $2    ($31) ($29) ($41) 2019A 2020A 2021E 2022E 2023E 2024E 2025E 2019A 2020A 2021E 2022E 2023E 2024E 2025E 2019A 2020A 2021E 2022E 2023E 2024E 2025E Note: Percentages above revenue, gross profit and Adj. EBITDA represent YoY revenue growth, gross margin and Adj. EBITDA margin, respectively. Financials represent BlackSky only and exclude discontinued operations for the Launch Division which was sold in June 2020. (1) Adj. EBITDA is a non-GAAP measure. See reconciliation of historic measure in Appendix. 58 Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary.

Concluding Remarks Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary.

BlackSky is Customer Validated and the Merger with Osprey Fully Funds the Growth Plan

2013–2020: Invest	2021–2025: Accelerate	2025+: Expand
✓ **Fully operational space architecture** ✓ **Cutting edge SaaS platform** powered by proprietary AI / ML algorithms ✓ Contracts in place with **anchor customers** ✓ **Pipeline** of $2.5bn	▪ Expand sensor network ▪ Meet robust D&I customer demand ▪ Accelerate commercial channel / go-to-market	▪ Expand into / add new sensor data sets ▪ Enhance access across multiple commercial market verticals ▪ Serve emerging market verticals



$21m
2020A
$546m
2025E
$1bn+
2025+

Note: Financials metrics in graph represents revenue.



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BlackSky – Investment Highlights

Proprietary, AI-driven SaaS Platform and Space Network	**A First Mover**
Large and Expanding Market Opportunity	**$40bn+ TAM[(1)]**
Underserved Commercial Market for Space Data and Analytics	**TAM Expansion**
Fully Operational, Vertically Integrated Infrastructure	**Wide Moat**
Near-term, High Visibility Pipeline and Revenue Growth	**$2.5bn Pipeline**
High Margin, Scalable Financial Profile	**80% Gross Margins at Scale[(2)]**



(1) Estimated TAM represents 2025, based on third party reports and management estimates.
(2) At scale defined as 2025E.

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Appendix Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary.

BlackSky Financial Summary

($ in millions)

FY12/31	2019A	2020A	2021E	2022E	2023E	2024E	2025E
Imagery	$1	$3	$11	$61	$148	$261	$348
Data, Software & Analytics	13	16	17	33	67	113	180
Engineering & Integration	0	3	12	20	12	16	18
Revenue	**$14**	**$21**	**$40**	**$114**	**$226**	**$389**	**$546**
% growth		*54%*	*91%*	*183%*	*98%*	*72%*	*40%*
(-) Cost of goods sold	(12)	(24)	(32)	(43)	(58)	(84)	(110)
Gross profit	**$2**	**($3)**	**$8**	**$71**	**$168**	**$305**	**$436**
% margin	*16%*	*(13%)*	*20%*	*62%*	*74%*	*78%*	*80%*
(-) Opex	(35)	(29)	(49)	(69)	(96)	(128)	(190)
(-) Other Operating Expense and Adjustments	(13)	(10)	(44)	(96)	(87)	(101)	(102)
Operating profit	**($46)**	**($41)**	**($86)**	**($94)**	**($15)**	**$77**	**$144**
% margin						*20%*	*26%*
(+) D&A	7	10	22	42	53	80	79
(+) Adjustments	8	2	22	55	34	21	23
Adj. EBITDA[(1)]	**($31)**	**($29)**	**($41)**	**$2**	**$72**	**$177**	**$246**
% margin				*2%*	*32%*	*46%*	*45%*
(-) Capex	(34)	(18)	(95)	(121)	(138)	(66)	(37)
Free Cash Flow (FCF)[(2)]	**($65)**	**($47)**	**($136)**	**($118)**	**($66)**	**$111**	**$209**
% FCF conversion[(3)]						*63%*	*85%*

Note: Financials represent BlackSky only and exclude discontinued operations for the Launch Division which was sold in June 2020.
Other Operating Expense includes expenses related to transaction, employee retention bonuses, shared launch services, stock compensation, depreciation and amortization.
2019A and 2020A financials are audited. 2021E financials do not reflect fair value accounting for the 1H'21 bridge financing.

(1) Adj. EBITDA is a non-GAAP measure. See reconciliation of historic measure in Appendix.
(2) Free cash flow defined as Adj. EBITDA – Capex.
(3) Free cash flow conversion defined as (Adj. EBITDA – Capex) / Adj. EBITDA.

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Reconciliation of Non-GAAP Financials ($ in millions) FY12/31 2019A 2020A 2021E 2022E 2023E 2024E 2025E Net Income (Loss) from Continuing Operations ($66) ($20) ($97) ($99) ($23) $69 $106 (+) Depreciation 6 8 21 40 52 79 77 (+) Amortization 1 1 1 1 1 1 1 (+) Interest 14 5 11 5 8 8 1 (+) Taxes – – – – – – 37 (+) LeoStella Equity Method Entry and other    1 1 (0) (2) – – –xxxnon-cash expenses EBITDA ($44) ($4) ($64) ($54) $38 $157 $223    (+) Launch Division Gain / Loss (Disc. Ops, Net    4 (28) – – – – –(+) Shared Services and Bonuses) (+) Other Gain / Loss (Debt and Unrealized) (1) – – – – – –(+) Satellite Impairment Loss 7 – 19 – – – –(+) Stock Compensation 4 2 4 57 34 21 23    Adj. EBITDA ($31) ($29) ($41) $2 $72 $177 $246    (-) Capex (34) (18) (95) (121) (138) (66) (37) Free Cash Flow (FCF)(1) ($65) ($47) ($136) ($118) ($66) $111 $209 Note: 2019A and 2020A financials are audited. 2021E financials do not reflect fair value accounting for the 1H’21 bridge financing. Financials represent BlackSky only and exclude discontinued operations for the Launch Division which was sold in June 2020. (1) Free cash flow defined as Adj. EBITDA – Capex. 64 Copyright © BlackSky 2021. All rights reserved. Confidential & Proprietary.